UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 20, 2007


                                ELECTROGLAS, INC.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                  0-21626                 77-0336101
(State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)           File Number)           Identification No.)



                     5729 Fontanoso Way, San Jose, CA 95138
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                    (Address of principal executive offices)

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       Registrant's telephone number, including area code: (408) 528-3000



          (Former Name or Former Address, if Changed Since Last Report)
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item5.02. Departure of Directors or Certain Officers; Election of Directors;
          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Resignation of Director.

Edward M. Saliba resigned from the Board of Directors (the "Board") of Electroglas, Inc., a Delaware corporation (the "Company"), and the Company's Audit Committee and Nominating and Corporate Governance Committee, to be effective April 20, 2007. Mr. Saliba's resignation from the Board did not involve any disagreement with the Company. Jack G. Wilborn, who was elected to the Board as previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2007, has been appointed as the chairperson to the Company's Audit Committee to assume Mr. Saliba's former responsibilities as chairperson to the Company's Audit Committee.

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Electroglas, Inc.


Date: April 20, 2007                By:     /s/ Thomas E. Brunton
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                                           Chief Financial Officer